UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  September 3, 2019

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JCTCF	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Completion of Share Repurchase Plan

Jewett-Cameron Trading Company Ltd. has completed the share repurchase plan previously announced on February 7, 2019.  Between February 18, 2019 and August 31, 2019, the Company repurchased a total of 250,000 shares of its common stock representing approximately 5.9% of the previously issued and outstanding shares.  The total cost was $2,168,065 at an average share price of $8.67 per share.  These shares were returned to treasury for cancellation. Upon completion of the repurchase plan, the Company has a total of 3,960,538 common shares outstanding.

Closure of MSI-Pro

Effective September 1, 2019, the Company’s Board of Directors has decided to close the MSI-Pro division (“MSI”). MSI is an importer and distributor of pneumatic air tools and industrial clamps in the United States. The Company’s products have not kept pace with changes in the overall market, and efforts to drive further sales and margin growth have been unsuccessful due to a lack of market differentiation and changing customer patterns. MSI has two full-time employees. One employee will move into a different position with Jewett-Cameron and the other will retire. The costs to close the unit and liquidate the remaining inventory is not anticipated to be significant, as the unit accounted for approximately 2% of the Company’s total sales, and incurred a pre-tax loss of $20,604, during the first nine months of fiscal 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: September 9, 2019	By: /s/ “Charles Hopewell”
Name: Charles Hopewell
Title: President/Chief Executive Officer/CFO/Director